UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020 (June 26, 2020)

SMTC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31051	98-0197680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7050 Woodbine Avenue Markham, Ontario,		CANADA L3R 4G8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (905) 479-1810

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement

On June 26, 2020, SMTC Corporation, a Delaware corporation (the “Company”), entered into that certain Fourth Amendment to the Amended and Restated Revolving Credit and Security Agreement (“PNC Amendment”), by and among the Company, SMTC Manufacturing Corporation of California, a California corporation (“SMTC California”), SMTC Mex Holdings, Inc., a Delaware corporation (“SMTC Mex”), HTM Holdings, Inc., a Delaware corporation (“HTM”), MC Test Service, Inc., a Florida corporation (“MC Test”), MC Assembly International LLC, a Delaware limited liability company (“MC Assembly International”), MC Assembly LLC, a Delaware limited liability company (“MC Assembly” and together with the Company, SMTC California, SMTC Mex, HTM, MC Test and MC Assembly International, and each other person joined thereto as a borrower from time to time, the “Borrowers”), the financial institutions party to that certain Amended and Restated Revolving Credit and Security Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed on November 9, 2018), as amended on March 29, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on April 4, 2019), as amended on August 8, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on August 12, 2019), as amended on September 27, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on October 2, 2019 (such agreement, the “PNC Agreement” and, such lenders thereto, the “PNC Lenders”), and PNC Bank, National Association (“PNC”), as agent for the PNC Lenders (in such capacity, the “Agent”), which governs the credit facilities among the Borrowers, the PNC Lenders and PNC (the “PNC Facilities”).

The PNC Amendment, among other things, amends the definition of “Consolidated EBITDA” by permitting an addback for (i) non-recurring labor costs, temporary employee bonuses to reduce absenteeism, personal protective equipment costs, facility sanitation costs, and excess freight and logistics costs, not to exceed (a) $200,000 for the fiscal quarter ended March 31, 2020, and (b) $1,000,000 for the fiscal quarter ending June 30, 2020, and (ii) restructuring and severance charges, accruals and reserves in connection with permanent headcount reductions, in an aggregate amount not to exceed (a) $844,000 with respect to employees at the Zacatecas, Mexico facility and (b) $156,000 with respect to corporate selling, general and administrative employees, in each case, for the period from June 1, 2020, to and including July 31, 2020.  The PNC Amendment also amends the definition of “Permitted Purchase Money Indebtedness” to (i) allow for Indebtedness (as defined in the PNC Agreement) pursuant to financing provided by Mazuma Capital Corp for any fixed or tangible assets acquired prior to the June 26, 2020, and (ii) increase the aggregate principal amount of all Indebtedness (as defined in the PNC Agreement) permitted under the PNC Agreement to $3,750,000. In connection with the PNC Amendment, the Company paid the Agent an amendment fee of $50,000.

The foregoing description of the PNC Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the PNC Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Fifth Amendment to Financing Agreement

On June 26, 2020, the Company entered into that certain Amendment No. 5. to the Financing Agreement (the “TCW Amendment”), by and among the Company, each person that is a borrower under that certain Financing Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed on November 9, 2018), as amended on March 29, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on April 4, 2019), as amended on July 3, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on July 5, 2019), as amended on August 8, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on August 12, 2019), as amended on September 27, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on October 2, 2019 (as amended to date, the “Financing Agreement”), each other loan party that is a party to the Financing Agreement, each financial institution that is a party to the Financing Agreement (collectively, the “TCW Lenders”), TCW Asset Management Company LLC, as administrative agent for the TCW Lenders (in such capacity, the “Administrative Agent”), and TCW Asset Management Company LLC, as collateral agent for the TCW Lenders.

The TCW Amendment, among other things, amends the definition of “Consolidated EBITDA” by permitting an addback for (i) non-recurring labor costs, temporary employee bonuses to reduce absenteeism, personal protective equipment costs, facility sanitation costs, and excess freight and logistics costs, not to exceed (a) $200,000 for the fiscal quarter ended March 31, 2020, and (b) $1,000,000 for the fiscal quarter ending June 30, 2020, and (ii) restructuring and severance charges, accruals and reserves in connection with permanent headcount reductions, in an aggregate amount not to exceed (a) $844,000 with respect to employees at the Zacatecas, Mexico facility and (b) $156,000 with respect to corporate selling, general and administrative employees, in each case, for the period from June 1, 2020, to and including July 31, 2020.  The TCW Amendment also amends the definition of “Permitted Purchase Money Indebtedness” to (i) allow for Indebtedness (as defined in the TCW Agreement) pursuant to financing provided by Mazuma Capital Corp for any fixed or tangible assets acquired prior to the June 26, 2020, and (ii) increase the aggregate principal amount of all Indebtedness (as defined in the TCW Agreement) permitted under the TCW Agreement to $3,750,000. In connection with the TCW Amendment, the Company paid the Administrative Agent an amendment fee of $75,000.

The foregoing description of the TCW Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the TCW Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement, by and among SMTC Corporation, SMTC Manufacturing Corporation of California, SMTC Mex Holdings, Inc., HTM Holdings, Inc., MC Test Service, Inc., MC Assembly International LLC, MC Assembly LLC, the financial institutions party thereto and PNC Bank, National Association, as agent for the lenders, dated June 26, 2020.*

10.2

Amendment No. 5 to Financing Agreement, by and among SMTC Corporation, the borrowers party thereto, each other loan party thereto, the lenders party thereto, TCW Asset Management Company LLC, as administrative agent for the lenders, and TCW Asset Management Company LLC, as collateral agent for the lenders, dated June 26, 2020.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMTC CORPORATION

Date: June 29, 2020	By:	/s/ Edward Smith
Edward Smith
President and Chief Executive Officer

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